UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

HOOKER FURNISHINGS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Hooker Furnishings Corporation (the “Company”) held on June 6, 2023, shareholders voted on the matters described below:

1.	The Company’s shareholders elected each of the following seven directors to serve a one-year term on the Company’s Board of Directors by the following vote:

	Votes	Votes	Broker
Director	For	Withheld	Non-votes
W. Christopher Beeler, Jr.	7,603,698	592,005	1,094,643
Maria C. Duey	8,033,807	161,896	1,094,643
Paulette Garafalo	8,034,987	160,716	1,094,643
Christopher L. Henson	8,099,434	96,269	1,094,643
Jeremy R. Hoff	8,098,660	97,043	1,094,643
Tonya H. Jackson	8,034,882	160,821	1,094,643
Ellen C. Taaffe	7,985,739	209,964	1,094,643

2.	The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2024 by the following vote:

Votes For	Votes Against	Abstain	Broker Non-votes
9,077,966	205,571	6,809	-

3.

The Company’s shareholders approved, on an advisory basis, the compensation of its named executive officers as disclosed in the Company’s Proxy Statement for the Annual Meeting. The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-votes
7,598,561	467,340	129,802	1,094,643

4.	The option to hold an advisory vote on the compensation of the Company’s named executive officers every year received the highest number of votes, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
7,197,541	69,831	791,741	136,590	1,094,643

Consistent with the shareholder vote and the recommendation of the Company’s Board of Directors, the Company will hold a shareholder advisory vote on the compensation of the Company’s named executive officers annually until the next vote on the frequency of such advisory vote.

Item 8.01. Other Events.

Also on June 6, 2023, following the Annual Meeting, the following independent Directors were appointed by the Board to the following positions for one-year terms ending at the Company’s 2024 annual meeting. It is the Company’s current practice that Directors may not Chair the Board or a Committee for more than three one-year terms:

W. Christopher Beeler, Jr.	Board Chair

Christopher L. Henson	Audit Committee Chair

Maria C. Duey	Compensation Committee Chair

Tonya H. Jackson	Nominating and Corporate Governance Committee Chair

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

By:    /s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Chief Financial Officer and

Senior Vice-President – Finance and Accounting

Date: June 9, 2023